SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of February 21, 2018 (as amended, supplemented, or otherwise modified from time to time, this “Agreement”), between Summer Energy Northeast, LLC (formerly: REP Energy, LLC), a Texas limited liability company (“Grantor”), as Grantor, and EDF Energy Services, LLC, a Delaware limited liability company, as secured party (the “Secured Party”):

RECITALS:

(1)Grantor and the Secured Party have entered into that certain ISDA Master Agreement, dated of even date herewith, the Schedule thereto and the Credit Support Annex thereto (as amended, supplemented, or otherwise modified from time to time, the “Facility Agreement”), pursuant to which the Secured Party has agreed to make available to Grantor a physical commodity supply facility (as amended, supplemented, or otherwise modified from time to time, the “Facility”).

(2)The Grantor will receive energy supply and other substantial benefits from the Facility Agreement, and in connection therewith, the Grantor has agreed to grant certain security interests to Secured Party in order to secure obligations owed by Grantor to Secured Party thereunder and other obligations as provided herein.

(3)It is a condition precedent to the Secured Party entering into the Facility Agreement that the Grantor shall have executed and delivered to the Secured Party this Agreement as security for Grantor’s obligations under the Facility Agreement.

NOW, THEREFORE, in consideration of the benefits accruing to the Grantor, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby makes the following representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

ARTICLE I.

DEFINITIONS AND TERMS

Section 1.01Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given to such terms in the Facility Agreement, or, if not defined therein, in the UCC; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term shall have the meaning specified in Article 9 of the UCC.

Section 1.02Additional Defined Terms.  The following terms shall have the meanings herein specified unless the context otherwise requires:

“Accounts Receivable” means (i) all accounts, now existing or hereafter arising; and (ii) without limitation of the foregoing, in any event including (A) all right to a payment, whether or not earned by performance, for goods or other property (other than money) that has been or is to be sold, consigned, leased, licensed, assigned or otherwise disposed of, for services rendered or to be rendered, for a policy of insurance issued or to be issued, for a suretyship obligation incurred or to be incurred, for energy provided or to be provided, whether or not it has been earned by performance, and whether now existing or hereafter acquired or arising in the future, (B) all rights evidenced by an account, invoice, purchase order, requisition, bill of exchange, note, contract (including each and every Contract), security

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agreement, lease, chattel paper, or any evidence of indebtedness or security related to the foregoing, (C) all security pledged, assigned, hypothecated or granted to or held by a party to secure the foregoing, including all supporting obligations, (D) all guarantees, letters of credit, banker’s acceptances, drafts, endorsements, credit insurance and indemnifications on, for or of, any of the foregoing, including all rights to make drawings, claims or demands for payment thereunder, and (E) all powers of attorney for the execution of any evidence of indebtedness, guaranty, letter of credit or security or other writing in connection therewith.

“Agreement” has the meaning provided in the first paragraph of this Agreement.

“Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3727 et seq.), including all amendments thereto and regulations promulgated thereunder.

“Authorized Officer” means any duly authorized officer of any Grantor.

“Closing Date” means the date of this Agreement as first set forth above.

“Collateral” has the meaning provided in Section 2.01 hereof.

“Collateral Account” means any Controlled Account.

“Contract” means any contract, agreement or other writing between a Grantor and one or more additional parties.

“Control Agreement” means any Deposit Account Control Agreement or its equivalent with respect to any securities account delivered in connection with this Agreement.

“Controlled Account” means a deposit account or securities account (i) that is subject to a Control Agreement or (ii) as to which the Secured Party is the “customer” (as defined in Section 4-104 of the UCC) or “entitlement holder” (as defined in 8-102 of the UCC), as applicable.

“Debtor Relief Laws” means Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

“Deposit Account Control Agreement” means, with respect to a deposit account of Grantor, a Deposit Account Control Agreement in form and substance reasonably acceptable to the Secured Party, among Grantor, the Secured Party and the relevant Depositary Bank.

“Depositary Bank” means a bank at which the deposit accounts of a Grantor are maintained.

“Facility Agreement” has the meaning provided in the Recitals of this Agreement.

“Facility Documents” means the Facility Agreement and this Agreement, including any agreements, documents, certificates or instruments that are executed and delivered pursuant to any of the foregoing documents, as any of them may be amended, supplemented, or otherwise modified from time to time

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“Facility Termination Date” means the date as of which all of the following shall have occurred:  (a) the Facility, the Facility Agreement and all commitments of the Secured Party thereunder have terminated in accordance with the provisions of the Facility Agreement and (b) all Secured Obligations (other than unasserted contingent obligations) have been paid in full.

“Grantor” has the meaning provided in the first paragraph of this Agreement.

“Lien” means with respect to the property of any Person, any mortgage, lien, pledge, charge, lease, easement, servitude, security interest or encumbrance of any kind in respect of such property.

“Local Business Day” means every day that is not a Saturday, Sunday, federal holiday or a holiday that is customarily observed by the Grantor or Secured Party, as applicable.

“Notice of Exclusive Control” means a “Notice of Exclusive Control” as defined in each of the Control Agreements.

“Perfection Certificate” means a certificate in the form of Exhibit A hereto, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Secured Party, and signed by an Authorized Officer of Grantor.

“Proceeds” means (i) all proceeds; and (ii) without limitation of the foregoing and in all cases, including, but not be limited to, (A) whatever is acquired upon the sale, lease, license, exchange, or other disposition of any Collateral, (B) whatever is collected on, or distributed on account of, any Collateral, (C) rights arising out of any Collateral, (D) claims arising out of the loss or nonconformity of, defects in, or damage to any Collateral, (E) claims and rights to any proceeds of any insurance, indemnity, warranty or guaranty payable to a Grantor (or the Secured Party, as assignee, loss payee or an additional insured) with respect to any of the Collateral, (F) claims and rights to payments (in any form whatsoever) made or due and payable to a Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (G) all cash, money, checks and negotiable instruments received or held on behalf of the Secured Party pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable or other Collateral, and (H) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Secured Obligations” means, without duplication, (1) all indebtedness, loans, advances, debts, liabilities and all other obligations, howsoever arising, owed by the Grantor to the Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Facility Documents, including all interest, fees, charges, expenses, attorneys’ fees and accountants fees chargeable to the Grantor or payable by the Grantor thereunder or hereunder;  (2) any and all sums advanced by the Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral; and  (3) in the event of any proceeding for the collection or enforcement of the obligations described in clause (1) or (2) above, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Secured Party of its rights under the Facility Documents, together with any necessary attorneys’ fees and court costs.

“Secured Party” has the meaning provided in the first paragraph of this Agreement.

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“UCC” means, unless the context indicates otherwise, the Uniform Commercial Code, as at any time adopted and in effect in the State of New York, specifically including and taking into account all amendments, supplements, revisions and other modifications thereto.

Section 1.03Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, supplemented, or otherwise modified from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) unless otherwise specified, all references herein to Sections, Schedules, Annexes and Exhibits shall be construed to refer to Sections of, and Schedules, Annexes and Exhibits to, this Agreement.

ARTICLE II.

SECURITY INTEREST

Section 2.01Grant of Security Interest.  As security for the prompt and complete payment and performance when due of all of the Secured Obligations, Grantor does hereby pledge, collaterally assign and transfer unto the Secured Party, and does hereby grant to the Secured Party a continuing security interest in all of the right, title and interest of Grantor in, to and under all of the following of Grantor, whether now existing or hereafter from time to time arising or acquired and wherever located (collectively, the “Collateral”):

(i)all Accounts, including each and every Account Receivable;

(ii)all Money;

(iii)all Controlled Accounts and all Deposit Accounts and Securities Accounts set forth on the Perfection Certificate, together with all monies, securities and instruments at any time deposited in any such deposit account or securities account or otherwise held for the credit of any thereof;

(iv)all books and records pertaining to the Collateral; and

(v)to the extent not otherwise included above, all Proceeds and products of any and all of the foregoing.

Section 2.02No Assumption of Liability.  The security interest hereunder of Grantor is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of Grantor with respect to or arising out of any of the Collateral.  The Grantor and the Secured Party hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to the Secured Party, which representations and warranties shall survive the execution and delivery of this Agreement until the termination of this Agreement in accordance with Section 8.08, as follows:

Section 3.01Title and Authority.  Grantor (i) has good, valid and marketable title to the Collateral purported to be owned by it and good, valid and marketable rights in all other Collateral in which it purports to have rights, and (ii) has full power and authority to grant to the Secured Party the security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

Section 3.02Absence of Other Liens.

(a)There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind of Grantor in the Collateral.

(b)Grantor is the owner of, and as to any Collateral acquired by Grantor from time to time after the date hereof Grantor will own, the Collateral free and clean of any Lien.

Section 3.03Validity of Security Interest.  The security interest granted by Grantor constitutes a legal, valid and enforceable first priority security interest in all of the Collateral of Grantor, securing the payment and performance of the Secured Obligations.

Section 3.04Perfection of Security Interest under UCC.  Grantor shall cooperate with Secured Party to ensure that all notifications and other actions, including (i) all deposits of certificates and instruments evidencing any Collateral (duly endorsed and accompanied by appropriate instruments of transfer), (ii) all notices to and acknowledgments of any bailee or other Person, (iii) all acknowledgments and agreements respecting the right of Secured Party to obtain “control” (within the meaning of Articles 8 and 9 of the UCC) and (iv) all filings, registrations and records, in each case, which are required by the terms of this Agreement to have been given, made, obtained, done and accomplished are given, made, obtained, done and accomplished.

Section 3.05Perfection Certificates.  The Perfection Certificate delivered by Grantor (including any supplements and updates thereto), and all information set forth therein, is true and correct in all material respects.

Section 3.06Places of Business; Jurisdiction of Organization; Locations of Collateral.  Grantor represents and warrants that (i) the principal place of business of Grantor, or its chief executive office, if it has more than one place of business, is located at the address indicated on the most recent Perfection Certificate executed and delivered to the Secured Party; (ii) the jurisdiction of formation or organization of Grantor is set forth on the most recent Perfection Certificate executed and delivered to the Secured Party; and (iii) the U.S. Federal Tax I.D. Number and, if applicable, the organizational identification number of Grantor is set forth on the most recent Perfection Certificate executed and delivered to the Secured Party.  Grantor and any predecessors in interest have not conducted business in any jurisdiction, under any trade name, fictitious name or other name (including any names of divisions or

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predecessor entities), except the current legal name of Grantor and such other trade, fictitious and other names as are listed on the most recent Perfection Certificate executed and delivered to the Secured Party.

Section 3.07Types of Collateral.  None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes, (v) standing timber, (vi) an aircraft, airframe, aircraft engine or related property, (vii) an aircraft leasehold interest, (viii) a watercraft or (ix) any other interest in or to any of the foregoing.

Section 3.08Deposit Accounts and Securities Accounts.  The Perfection Certificate delivered to the Secured Party as of the date hereof, as the same may be deemed to be updated pursuant to Article V of this Agreement, sets forth a true and complete list in all material respects of all Deposit Accounts and Securities Accounts owned by Grantor or in which any of Grantor’s Collateral is held.  All of the Deposit Accounts and Securities Accounts of Grantor are, and all cash and money of Grantor is held in, Controlled Accounts.

Section 3.09Securities Accounts.  Grantor does not own any securities entitlements or any Investment Property that are not held in Controlled Accounts.

Section 3.10Consents, Etc.  No approval, consent, exemption, authorization or other action by, notice to, or filing with, any governmental authority or any other Person (including any stockholder, member or creditor of Grantor), is necessary or required for (i) the grant by Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by Grantor, (ii) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC), or (iii) the exercise by the Secured Party of the rights and remedies provided for in this Agreement (including as against any Issuer), except for (A) the filing or recording of UCC financing statements or other filings under the Assignment of Claims Act, (B) obtaining control to perfect the Liens created by this Agreement, (C) such actions as may be required by laws affecting the offering and sale of securities, (D) consents, authorizations, filings or other actions which have been obtained or made, and (E) as may be required with respect to vehicles registered under a certificate of title.  Without limiting the foregoing, Secured Party acknowledges and agrees that Grantor, as a subsidiary of Summer Energy Holdings, Inc., is required to disclose the terms of, and provide a copy of, this Agreement and related agreements entered into between Grantor and Secured Party, via the EDGAR system of the Securities and Exchange Commission, pursuant to the requirements of the Securities Exchange Act of 1934, as amended.

ARTICLE IV.

GENERAL COVENANTS

Section 4.01No Other Liens; Defense of Title.  Grantor will not make or grant, or suffer or permit to exist, any Lien on any of the Collateral.  The Grantor, at its sole cost and expense, will take any and all actions reasonably necessary or reasonably requested by Secured Party to defend title to the Collateral against any and all Persons and to defend the validity, enforceability, perfection, effectiveness and priority of the security interest of the Secured Party therein against any Lien.

Section 4.02Further Assurances; Filings and Recordings.

(a)The Grantor, at its sole cost and expense, will use commercially reasonable efforts to duly execute, acknowledge and deliver all such agreements, instruments and other documents and take all such actions (including (i) obtaining Control Agreements in accordance with this Agreement,

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(ii) obtaining from other Persons lien waivers and bailee letters as the Secured Party shall reasonably request, (iii) obtaining from other Persons agreements evidencing the exclusive control and dominion of the Secured Party over any of the Collateral, in instances where obtaining control over such Collateral is the only or best method of perfection, and (iv) making filings, recordings and registrations), as the Secured Party may from time to time reasonably instruct to better assure, preserve, protect and perfect the security interest of the Secured Party in the Collateral, and the rights and remedies of the Secured Party hereunder, or otherwise to further effectuate the intent and purposes of this Agreement and to carry out the terms hereof.  Notwithstanding the foregoing provisions of this Section 4.02 or any other provisions of this Agreement, Grantor shall not be required to deliver any instruments, notices or other documents or take any other actions, if the costs and burdens to the Grantor of providing or taking the same outweigh the value (as reasonably determined by Secured Party) in relation to the incremental benefits to Secured Party afforded thereby.

(b)The Grantor, at its cost and expense, will (i) at all times cause this Agreement (and/or proper notices and supplemental collateral assignments or collateral security agreements in respect of any portion of the Collateral) to be duly registered and published, and re-registered and re-published in such manner and in such places as may be required under the UCC or other applicable law in order to establish, perfect, preserve and protect the rights, remedies and security interest of the Secured Party in or with respect to the Collateral of the Grantor, and (ii) pay all taxes (unless the same are being contested in good faith), fees and charges and comply with all statutes and regulations applicable to such registration and publishing and such re-registration and re-publishing.

Section 4.03Use and Disposition of the Collateral.  Unless and until an Event of Default shall have occurred and be continuing, or a Termination Event or an Early Termination Date shall have occurred and Secured Party has provided written notice to the Grantor thereof that the rights of Grantor under this Section 4.03 are suspended, Grantor may use and dispose of its Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Facility Agreement or any other Facility Document.

Section 4.04Authorization to File Financing Statements.  Grantor irrevocably authorizes the Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and all amendments thereto that (a) describes the Collateral, and (b) contains any other information required pursuant to the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Grantor is an organization, the type of organization and any organization identification number, and (ii) in the case of a financing statement that is filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Grantor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.

Section 4.05Maintenance of Records.  The Grantor will keep and maintain at its sole cost and expense complete records in accordance with good industry practice of its Accounts Receivable, Contracts and other Collateral, including the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith.  All billings and invoices issued by Grantor with respect to its Accounts Receivable will be in material compliance with, and materially conform to, the material requirements of all applicable federal, state and local laws and any applicable laws of any relevant foreign jurisdiction. If an Event of Default shall have occurred and be continuing or a Termination Event or an Early Termination Date shall have occurred, and the Secured Party so directs, the Grantor shall legend, in form and manner satisfactory to the Secured Party, its Accounts Receivable and Contracts, as well as books, records and documents of the

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Grantor evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable and Contracts have been assigned to the Secured Party and that the Secured Party has a security interest therein.

Section 4.06Perfection Certificates; Collateral Reports.

(a)Perfection Certificates.  Grantor shall provide to the Secured Party a completed Perfection Certificate, duly executed by an Authorized Officer of Grantor, together with all schedules required to be delivered in connection therewith (i) on the Closing Date as required pursuant to the Facility Agreement, and (ii) on the date that any additional Person becomes a party to this Agreement.  In addition, if any information contained in any Perfection Certificate previously delivered to the Secured Party shall become untrue or incorrect in any respect, such that any previously delivered Perfection Certificate is no longer accurate or complete in all material respects, then within ten (10) Local Business Days after such information becoming untrue, incorrect, inaccurate or incomplete, Grantor shall execute and deliver a new Perfection Certificate to the Secured Party.

(b)Collateral Reports.  Whenever requested to do so by the Secured Party, the Grantor will promptly, at the cost and expense of the Grantor, deliver to the Secured Party, in written hard copy form or other readable form, as specified by the Secured Party, such listings, agings, descriptions, schedules and other reports with respect to the Accounts Receivable and other Collateral of Grantor as the Secured Party may instruct, all of the same to be in such scope, categories and detail as the Secured Party may reasonably request and to be accompanied by copies of invoices and other documentation as and to the extent instructed by the Secured Party; provided, however, if no Potential Event of Default or Event of Default has occurred and is continuing and if no Termination Event or Early Termination Date has occurred, the Grantor will be required to make such delivery no more frequently than as set forth in the Facility Agreement; provided further, if no such delivery requirement is set forth in the Facility Agreement, the Grantor shall not be required to make such delivery more frequently than monthly.

Section 4.07Legal Status.  Grantor agrees that (a) it will not change its name, place of business or if more than one, chief executive office, or its mailing address or organizational identification number if it has one, in each case without providing the Secured Party at least thirty (30) days’ prior written notice thereof, (b) if Grantor does not have an organizational identification number and later obtains one, it will promptly notify the Secured Party of such organizational identification number, and (c) it will not change its type of organization, jurisdiction of organization or other legal structure in each case, unless it shall have provided the Secured Party at least thirty (30) days’ prior written notice thereof.

Section 4.08Inspections and Verification.  If an Event of Default has occurred and is continuing or a Termination Event or Early Termination Date shall have occurred, Secured Party shall have the right during normal business hours on not less than three (3) Local Business Days’ prior notice to the Grantor and so long as an Authorized Officer of Grantor is present and allowed to participate, to discuss Grantor’s affairs with their respective independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, such Collateral, including, in the case of accounts or other Collateral in the possession of any third Person, by contacting account debtors or the third Person possessing such Collateral (after not less than three (3) Local Business Days’ prior notice to the Grantor) for the purpose of making such verification; provided that, any procedures or actions taken in order to verify accounts by contacting account debtors, shall be effected by the Grantor’s independent accountants, acting at the direction of the Secured Party, in such manner (consistent with their normal auditing procedures) so as not to reveal the identity of the Secured Party or the existence of the security interest to the account debtors.  Subject to the

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limitations set forth in this Section, the Grantor will instruct its respective independent accountants to undertake any such verification when and as requested by the Secured Party.  The results of any such verification by independent accountants shall be reported by such independent accountants to both the Secured Party and Grantor.

Section 4.09Insurance.  Grantor will at all times keep Grantor’s business and Collateral insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies of the same or similar size engaged in similar businesses and owning similar properties in localities where Grantor operates.  Grantor shall otherwise maintain insurance in accordance with the Facility Agreement.

Section 4.10Proceeds of Casualty Insurance, Condemnation or Taking.

(a)All amounts recoverable under any policy of casualty insurance or any award for the condemnation or taking by any Governmental Authority of any portion of the Collateral are hereby assigned to the Secured Party.

(b)Grantor will apply any such proceeds or amounts received by it in the manner provided in the Facility Agreement, including, if required under the terms of the Facility Agreement, by paying over the same directly to the Secured Party.

(c)If any proceeds are received by the Secured Party as a result of a casualty, condemnation or taking involving the Collateral and no Event of Default has occurred and is continuing, and neither a Termination Event nor Early Termination Date has occurred, then the Secured Party will promptly release such proceeds to the applicable Grantor, unless the Facility Agreement provides otherwise.

Section 4.11Protective Advances by the Secured Party.  At its option, but without being obligated to do so, the Secured Party may, upon prior written notice to Grantor, after the occurrence and during the continuance of an Event of Default or after a Termination Event or Early Termination Date shall have occurred (i) pay and discharge past due taxes, assessments and governmental charges, at any time levied on or with respect to any of the Collateral of Grantor which Grantor has failed to pay and discharge in accordance with the requirements of this Agreement or any of the other Facility Documents, and/or (ii) pay and discharge any claims of other creditors of Grantor which are secured by any Lien on any Collateral, provided, however, that nothing in this Section shall be construed as excusing any Grantor from the performance of, or imposing any obligation on the Secured Party to cure or perform, any covenants or other agreements of the Grantor with respect to any of the foregoing matters as set forth herein or in any of the other Facility Documents.

Section 4.12Required Notifications.  Grantor shall promptly notify the Secured Party, in writing, of: (i) any Lien on any of the Collateral which would adversely affect the ability of the Secured Party to exercise any of its remedies hereunder and (ii) the occurrence of any other event which could reasonably be expected to have a material impairment on the aggregate value of the Collateral or on the security interests created hereby.

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ARTICLE V.

ACCOUNTS AND COLLECTION OF ACCOUNTS

Section 5.01Deposit Accounts.

(a)The Grantor shall cause all deposit accounts and securities accounts to be subject at all times to a fully effective Control Agreement.

(b)Unless otherwise directed by the Secured Party during the existence of an Event of Default or following the occurrence of a Termination Event or Early Termination Date, all amounts that are available for distribution from the Controlled Accounts shall be applied in accordance with the Facility Agreement.

(c)During the existence of an Event of Default or following the occurrence of a Termination Event or an Early Termination Date, all amounts that are deposited or held in the Controlled Accounts shall be applied as determined by the Secured Party in accordance with the Facility Agreement and the Control Agreements.

(d)Grantor shall maintain in effect and perform all of its obligations under each Control Agreement to which it is a party, without modification thereto, except as approved in writing by the Secured Party.

(e)Immediately upon the creation or acquisition of any new deposit account or securities account or any interest therein by Grantor, Grantor shall cause to be in full force and effect, prior to the deposit of any funds therein, a Control Agreement duly executed by Grantor, the Secured Party and the applicable Depositary Bank, and the Perfection Certificate shall be deemed to have been updated to include such newly created or acquired deposit account upon satisfaction of the foregoing.

Section 5.02Operation of Collateral Accounts during Event of Default.  Upon the occurrence and during the continuance of an Event of Default or following the occurrence of a Termination Event or Early Termination Date, upon written notice to Grantor, the Secured Party shall be permitted to (i) retain, or instruct the relevant Depositary Bank to retain, all cash and investments held in any Collateral Account, (ii) liquidate or issue entitlement orders with respect to, or instruct the relevant Depositary Bank to liquidate, any or all investments or financial assets held in any Collateral Account, (iii) issue a Notice of Exclusive Control or other similar instructions with respect to any Collateral Account and instruct the Depositary Bank to follow the instructions of the Secured Party, and (iv) withdraw any amounts held in any Collateral Account and apply such amounts in accordance with the terms of this Agreement.

Section 5.03Collection of Accounts.

(a)Grantor shall, in a manner consistent with the provisions of this Article V and in a manner consistent with past practice and in the ordinary course of business, endeavor to cause to be collected from the account debtor named in each of Grantor’s Accounts Receivable, as and when due (including amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures), any and all amounts owing under or on account of such Accounts Receivable and shall, if required to do so pursuant to the terms of this Agreement, cause such collections to be deposited or held in a Collateral Account.

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(b)Grantor shall, and the Secured Party hereby authorizes Grantor to, enforce and collect all amounts owing to Grantor on Grantor’s Accounts Receivable, for the benefit and on behalf of the Secured Party; provided, however, that such privilege may in the sole discretion of the Secured Party, upon prior written notice to Grantor, be terminated upon the occurrence and during the continuance of an Event of Default or if a Termination Event or Early Termination Date shall have occurred.

ARTICLE VI.

Power of Attorney

Section 6.01Appointment and Powers of Secured Party.  Grantor hereby irrevocably constitutes and appoints the Secured Party and all agents thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Grantor or in Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably necessary action and to execute any and all documents and instruments that may be reasonably necessary to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Grantor, to do the following:

(a)during the continuance of an Event of Default or after the occurrence of a Termination Event or Early Termination Date and after delivering written notice to Grantor, on behalf of the Grantor, to sell, transfer, pledge, license, lease, otherwise dispose of, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Grantor’ expense, from time to time all acts and things which Secured Party deems reasonably necessary to protect, preserve or realize upon the Collateral and the Security Interest therein, in order to effect the intent of this Agreement, all as fully and effectively as any Grantor might do in accordance with applicable law, including: (i) making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the Proceeds of such policies of insurance and making all determinations and decisions with respect thereto; (ii) to receive, endorse, present, assign, deliver and/or otherwise deal with any and all notes, acceptances, letters of credit, checks, drafts, money orders, or other evidences of payment relating to the Collateral of any Grantor or any part thereof; (iii) to demand, collect, receive payment of, and give receipt for and give credits, allowances, discounts, discharges, releases and acquittances of and for any or all of the Collateral; (iv) to sign the name of Grantor on any invoice or bill of lading relating to any of the Collateral of Grantor; (v) to send verifications of any or all of the Accounts Receivable of Grantor to their respective account debtors; (vi) to commence and prosecute any and all suits, actions or proceedings at law or in equity in or before any court or other tribunal (including any arbitration proceedings) to collect or otherwise realize on all or any of the Collateral, or to enforce any rights of Grantor in respect of any of its Collateral; (vii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any or all of the Collateral; (viii) to notify, or require Grantor to notify or cause to be notified, its account debtors to make payment directly to the Secured Party or to a Controlled Account; or (ix) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any or all of the Collateral, and to do all other acts and things reasonably necessary or appropriate to carry out the intent and purposes of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes;

(b)to the extent that Grantor’s authorization given in Section 4.04 is not sufficient, to file such financing statements with respect hereto, with or without Grantor’s signature, or a photocopy

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of this Agreement in substitution for a financing statement, as Secured Party may deem reasonably necessary and to execute in Grantor’s name such financing statements and amendments thereto and continuation statements which may require Grantor’s signature.

Section 6.02Ratification by the Grantor.  To the extent permitted by applicable law, Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Article VI.  This power of attorney is a power coupled with an interest and is irrevocable until the termination of this Agreement pursuant to Section 8.08.

Section 6.03No Duty on Secured Party.  The powers conferred on Secured Party, its directors, officers and agents pursuant to this Article VI are solely to protect Secured Party’s interests in the Collateral and shall not impose any duty upon any of them to exercise any such powers.  Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for Secured Party’s own bad faith, gross negligence or willful misconduct.

ARTICLE VII.

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT,
TERMINATION EVENT, or Early Termination Date

Section 7.01Remedies Generally.  Grantor agrees that, if any Event of Default shall have occurred and be continuing or a Termination Event or Early Termination Date shall have occurred and Secured Party shall elect to exercise its remedies with respect to the Collateral by providing written notice to Grantor, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Secured Party, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may exercise any or all of the following rights (all of which Grantor hereby agrees is commercially reasonable to the fullest extent permitted under applicable law now or hereafter in effect):

(a)personally, or by agents’ attorneys or other authorized representatives, immediately retake possession of the Collateral or any part thereof from Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Grantor’s or such other Person’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of Grantor;

(b)instruct the obligor or obligors on any Account Receivable, agreement, instrument or other obligation (including account debtors) constituting the Collateral to make any payment required by the terms of such Account Receivable, agreement, instrument or other obligation directly to the Secured Party and/or directly to a lockbox under the sole dominion and control of the Secured Party;

(c)issue a Notice of Exclusive Control or similar instructions with respect to any or all of the Collateral Accounts and issue entitlement orders or instructions with respect thereto;

(d)except as set forth in Section 5.01(c), withdraw any or all monies, securities and/or instruments in any Collateral Account for application to the Secured Obligations in accordance with Section 7.04 hereof;

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(e)pay and discharge taxes, Liens or claims on or against any of the Collateral;

(f)pay, perform or satisfy, or cause to be paid, performed or satisfied, for the benefit of Grantor, any of the obligations, terms, covenants, provisions or conditions to be paid, observed, performed or satisfied by Grantor under any contract, agreement or instrument relating to its Collateral, all in accordance with the terms, covenants, provisions and conditions thereof, as and to the extent that Grantor fails or refuses to perform or satisfy the same;

(g)enter into any extension of, or any other agreement in any way relating to, any of the Collateral;

(h)make any compromise or settlement the Secured Party deems reasonably necessary with respect to any of the Collateral; and/or

(i)take possession of the Collateral or any part thereof, by directing Grantor or any other Person in possession thereof in writing to deliver the same to the Secured Party at any place or places designated by the Secured Party, in which event Grantor shall at its own expense cause the same to be moved to the place or places so designated by the Secured Party and it being understood that Grantor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by Grantor of said obligation.

Section 7.02Disposition of the Collateral.  Upon the occurrence of an Event of Default or a Termination Event or Early Termination Date and after delivering written notice to Grantor, any Collateral repossessed by the Secured Party under or pursuant to Section 7.01 and any other Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable.

Section 7.03Waiver of Claims.  Except as otherwise provided in this Agreement, GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY’S TAKING POSSESSION OR THE SECURED PARTY’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and Grantor hereby further waives, to the extent permitted by law: (i) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party’s rights hereunder; and (ii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws to the fullest extent permitted by applicable law now or hereafter in effect.  Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Grantor.

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Section 7.04Application of Proceeds.  All Collateral and proceeds of Collateral obtained and realized by the Secured Party in connection with the enforcement of this Agreement pursuant to this Article VII shall be applied as follows:

(a)first, to the payment to the Secured Party, for application to the Secured Obligations as provided in the Facility Agreement; and

(b)second, to the extent remaining after the application pursuant to the preceding clause (a) and following the termination of this Agreement pursuant to Section 8.08 hereof, to the Grantor or to whomever may be lawfully entitled to receive such payment.

Section 7.05Remedies Cumulative.  Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given under this Agreement or the other Facility Documents or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party.  All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any other or others.  No delay or omission of the Secured Party in the exercise of any such right, power or remedy, or partial or single exercise thereof, and no renewal or extension of any of the Secured Obligations, shall impair or constitute a waiver of any such right, power or remedy or shall be construed to be a waiver of any Potential Event of Default, Event of Default or Termination Event or an acquiescence therein.  No notice to or demand on the Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.  In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable, actual expenses, including attorneys’ fees, and the amounts thereof shall be included in such judgment.

Section 7.06Discontinuance of Proceedings.  In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Grantor, the Secured Party and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

ARTICLE VIII.

MISCELLANEOUS

Section 8.01Notices.  Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing, sent by telecopier, mailed or delivered, (i) if to Grantor at the address specified in or pursuant to the Facility Agreement, and (ii) if to the Secured Party, to it at its address specified in or pursuant to the Facility Agreement.  All such notices and communications shall be mailed, telecopied, sent by overnight courier or delivered, and shall be effective when received.

Section 8.02Entire Agreement.  This Agreement together with the Facility Documents contains the complete agreement between the Grantor and the Secured Party with respect to the subject

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matter of this Agreement and supersedes all other agreements, whether written or oral, with respect to the matters contained therein.

Section 8.03Obligations Absolute.  The obligations of the Grantor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Secured Obligations (other than unasserted contingent obligations), including:

(a)any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from other Facility Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(b)any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

(c)any furnishing of any additional security to the Secured Party or its assignee or any acceptance thereof or any release of any security by the Secured Party or its assignee;

(d)any limitation on any Person’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof;

(e)any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Grantor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding; or

(f)to the fullest extent permitted by applicable law now or hereafter in effect, any other event or circumstance which, but for this provision, might release or discharge a guarantor or other surety from its obligations as such.

Section 8.04Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantor or the Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.  Grantor may not assign this Agreement or any of its obligations hereunder unless such assignment is with the prior written consent of Secured Party or is in accordance with the Facility Agreement.

Section 8.05Headings Descriptive.  The headings are inserted for convenience and are to be ignored for the purposes of construction.

Section 8.06Severability.  The invalidity, in whole or in part, of any Section or provision of this Agreement will not affect the validity of any other Sections or provisions of this Agreement.

Section 8.07Enforcement Expenses, etc.  The Grantor agrees to pay, to the extent not paid pursuant to the requirements of the Facility Agreement, all reasonable, actual and documented out-of-pocket costs and expenses of the Secured Party in connection with the enforcement of this Agreement, the preservation of the Collateral, the perfection of the security interest, and any amendment, waiver or

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consent relating hereto (including the reasonable, actual and documented out-of-pocket fees and disbursements of counsel employed by the Secured Party).

Section 8.08Continuing Agreement; Termination; Reinstatement.

(a)This Agreement shall remain in full force and effect until the occurrence of the Facility Termination Date, at which time this Agreement shall terminate (other than obligations under this Agreement which expressly survive such termination) and the Secured Party, at the request and expense of the Grantor, will execute and deliver to the Grantor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Grantor (without recourse and without any representation or warranty) all of the Collateral of Grantor as may be in the possession of the Secured Party and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

(b)This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable, actual and documented out-of-pocket costs and expenses (including any reasonable, actual and documented out-of-pocket legal fees and disbursements) incurred by the Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

Section 8.09Other Creditors, etc. Not Third-Party Beneficiaries.  No creditor of the Grantor, or other Person claiming by, through or under Grantor or any of Grantor’s Affiliates, other than the Secured Party, and its successors and assigns, shall be a beneficiary or third-party beneficiary of this Agreement or otherwise shall derive any right or benefit herefrom.

Section 8.10Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed will be deemed an original but all of which together will constitute one and the same instrument.  Furthermore, a facsimile or photocopied counterpart of this Agreement will be sufficient to bind a party hereto to the same extent as an original.

Section 8.11Amendments.  No amendment or waiver of any provision of this Agreement and no consent to any departure by Grantor shall in any event be effective unless the same shall be in writing and signed by the Secured Party and Grantor, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.12Separate Actions.  A separate action may be brought and prosecuted against Grantor, any guarantor or obligor, and whether or not any other guarantor or obligor or Grantor be joined in such action or actions.

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Section 8.13Governing Law; Venue; Waiver of Jury Trial.

(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTOR AND THE SECURED PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.  EACH PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c)EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 8.14Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including real property and securities owned by Grantor), or by a guarantee, endorsement or property of any other Person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, Termination Event, or Early Termination Date and the Secured Party shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Secured Party under this Agreement, under any other of the Facility Documents or under any other document relating to the Secured Obligations.

Section 8.15Marshaling.  The Secured Party shall not be required to marshal any present or future collateral security (including the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however

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existing or arising.  To the extent that it lawfully may, Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor hereby irrevocably waives the benefits of all such laws.

Section 8.16Damages.  The Secured Party and Grantor hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Facility Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any dispute under this Agreement or any other Facility Document, whether such dispute is resolved through arbitration or judicially.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

GRANTOR:	SUMMER ENERGY NORTHEAST, LLC
Accepted by: EDF ENERGY SERVICES, LLC, as Secured Party By: /s/ C. Alexis Keene Name: C. Alexis Keene Title: Senior Vice President & General Counsel	By: /s/ Neil Leibman Name: Neil Leibman Title: Manager

A-1

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